UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2014 (January 13, 2014)

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8111 Smith’s Mill Road	43054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 491-2225

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01 Other Events.

On January 13, 2014, Bob Evans Farms, Inc. (the “Company”) issued an investor presentation (revised as of January 13, 2014) (“Investor Presentation”). The Company’s Investor Presentation is available on its website at http://www.bobevans.com/investors/default.aspx and is also furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company’s reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (“SEC”), and other publicly available information, should be consulted for other important information about the Company.

The information included in the Investor Presentation includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. References as to the reconciliation of the non-GAAP information is included in the Investor Presentation furnished as Exhibit 99.1.

Some of the matters discussed in this Current Report on Form 8-K, including Exhibit 99.1, constitute forward-looking statements within the meaning of the “safe-harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the Company and/or its management. The Company’s business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, the risk factors set forth in the Company’s filings with the SEC.

IMPORTANT ADDITIONAL INFORMATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of consent revocations from stockholders in connection with the potential consent solicitation by Sandell Asset Management and its affiliates. The Company may file a preliminary consent revocation statement with the Securities and Exchange Commission (the “SEC”) in connection with such potential consent solicitation (the “Consent Revocation Statement”). Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2013 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended April 26, 2013, which were filed with the SEC on July 12, 2013 and June 21, 2013, respectively. These documents are available free of charge at the SEC’s website at www.sec.gov. Detailed information regarding the identity and direct and indirect interests, by security holdings and otherwise, of potential participants will be included in any Consent Revocation Statement and any other relevant documents filed with the SEC in connection with the possible consent solicitation.

If the Company files a definitive Consent Revocation Statement with the SEC, the Company promptly will mail the definitive Consent Revocation Statement and a form of consent revocation to each stockholder entitled to deliver a written consent in connection with the possible consent solicitation. WE URGE INVESTORS TO READ ANY CONSENT REVOCATION STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of any Consent Revocation Statement and any other documents filed by the Company with the SEC in connection with the possible consent solicitation at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at http://investors.bobevans.com/sec.cfm.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Bob Evans Farms, Inc. Investor Presentation (Revised 1/13/14)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 14, 2014

BOB EVANS FARMS, INC.

By:	/s/ Kevin C. O’Neil
Kevin C. O’Neil, Vice President, Assoc. General Counsel and Asst. Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Bob Evans Farms, Inc. Investor Presentation (Revised 1/13/14)